UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 December 13, 1999


                        ABC DISPENSING TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

          FLORIDA                       0-14922             59-2001203
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(State or other jurisdiction of       (Commission       (I.R.S. Employer
incorporation or organization)        File Number)      Identification No.)


          451 KENNEDY ROAD
          AKRON, OHIO                                             44305
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (330) 733-2841


                                       N/A
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 1.           None

Item 2.           None

Item 3.           None

Item 4.           None

Item 5.           None

Item 6. Mr. Frank E. Vauighn resigned from the Board of Directors effective December 6, 1999, for personal reasons. There were no known differences between the Company and Mr. Vaughn.

Item 7.           None

Item 8.           None

Item 9.           None



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

                                    SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ABC DISPENSING TECHNOLOGIES, INC.


Date:  December 14, 1999                     By:  /s/ Charles M. Stimac, Jr.
                                             Charles M. Stimac, Jr.
                                             President/CEO






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